UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2012
Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

  Delaware                                                                  36-2989662
(State or other jurisdiction of                                                             (I.R.S. Employer Identification Number)
                           incorporation or organization)

11 North Water Street, Suite 18290                Mobile, Alabama                                        36602
(Address of principal executive offices)                                                                           (Zip Code)

       (251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.    Completion of Acquisition or Disposition of Assets.

As previously announced on March 14, 2012, International Shipholding Corporation (the “Company”), through its wholly owned subsidiary LCI Shipholdings, Inc., completed the disposition of two International Flag Pure Car Truck Carriers to Norwegian Car Carriers ASA  (“NOCC”) on March 26 and 27, 2012.  The Company received proceeds totaling $73.9 million for the sale of the two vessels.

In connection with the sale of the aforementioned vessels, the Company, through its wholly owned subsidiary LMS Shipmanagement, Inc. (“LMS”), entered into a ship management agreement with NOCC, whereby, LMS, as ship managers, will continue to provide technical and crew management for both vessels.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibit

Exhibit Number          Document
99.1	Press Release dated March 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
_____________________________________________
Manuel G. Estrada
Vice President and Chief Financial Officer

Date   March 28, 2012